                                 EXHIBIT 10.1


                        Pooling and Servicing Agreement
                               September 1, 2000

                                                                    EXHIBIT 10.1



                      FIRST HORIZON ASSET SECURITIES INC.

                                   Depositor

                   FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    Seller

                      FIRST HORIZON HOME LOAN CORPORATION

                                Master Servicer

                        THE HUNTINGTON MORTGAGE COMPANY

                                   Servicer

                                      and

                             THE BANK OF NEW YORK,

                                    Trustee

             _____________________________________________________


                        POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 2000

             _____________________________________________________



               FIRST HORIZON MORTGAGE PASS-THROUGH TRUST 2000-H



               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-H

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I - DEFINITIONS....................................................   6

ARTICLE II - CONVEYANCE OF MORTGAGE LOANS;
 REPRESENTATIONS AND WARRANTIES............................................  31
 SECTION 2.1  Conveyance of Mortgage Loans.................................  31
 SECTION 2.2  Acceptance by Trustee of the Mortgage Loans..................  34
 SECTION 2.3  Representations, Warranties and Covenants of the Seller
     and Servicer..........................................................  36
 SECTION 2.4  Representations and Warranties of the Depositor as to
     the Mortgage Loans....................................................  38
 SECTION 2.5  Delivery of Opinion of Counsel in Connection with
     Substitutions.........................................................  38
 SECTION 2.6  Execution and Delivery of Certificates.......................  39
 SECTION 2.7  REMIC Matters................................................  39
 SECTION 2.8  Covenants of the Servicer....................................  39

ARTICLE III - ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...............  40
 SECTION 3.1  Servicer to Service Mortgage Loans...........................  40
 SECTION 3.2  Subservicing; Enforcement of the Obligations of Servicers....  41
 SECTION 3.3  Rights of the Depositor, the Master Servicer and
     the Trustee in Respect of the Servicer................................  41
 SECTION 3.4  Master Servicer or Trustee to Act as Servicer................  41
 SECTION 3.5  Collection of Mortgage Loan Payments;
     Collection Account; Distribution Account..............................  42
 SECTION 3.6  Collection of Taxes, Assessments and
     Similar Items; Escrow Accounts........................................  45
 SECTION 3.7  Access to Certain Documentation and Information
     Regarding the Mortgage Loans..........................................  46
 SECTION 3.8  Permitted Withdrawals from the Collection Account and Distribution Account..............................................  46
 SECTION 3.9  Maintenance of Hazard Insurance; Maintenance of
     Primary Insurance Policies............................................  48
 SECTION 3.10  Enforcement of Due-on-Sale Clauses; Assumption
     Agreements............................................................  49
 SECTION 3.11  Realization Upon Defaulted Mortgage Loans;
     Repurchase of Certain Mortgage Loans..................................  50
 SECTION 3.12  Trustee to Cooperate; Release of Mortgage Files.............  53
 SECTION 3.13  Documents Records and Funds in Possession of
     Servicer to be Held for the Trustee...................................  53
 SECTION 3.14  Servicing Compensation......................................  54
 SECTION 3.15  Access to Certain Documentation.............................  54
 SECTION 3.16  Annual Statement as to Compliance...........................  55
 SECTION 3.17  Annual Independent Public Accountants'
     Servicing Statement; Financial Statements.............................  55

 SECTION 3.18  Errors and Omissions Insurance; Fidelity Bonds..............  55

ARTICLE IV - ADVANCES AND DISTRIBUTIONS BY THE SERVICER....................  56
 SECTION 4.1  Advances.....................................................  56
 SECTION 4.2  Priorities of Distribution...................................  56
 SECTION 4.3  Method of Distribution.......................................  60
 SECTION 4.4  Allocation of Losses.........................................  61
 SECTION 4.5  Monthly Statements to Certificateholders.....................  63

ARTICLE V - THE CERTIFICATES...............................................  65
 SECTION 5.1  The Certificates.............................................  65
 SECTION 5.2  Certificate Register; Registration of Transfer and Exchange
     of Certificates.......................................................  65
 SECTION 5.3  Mutilated, Destroyed, Lost or Stolen Certificates............  70
 SECTION 5.4  Persons Deemed Owners........................................  70
 SECTION 5.5  Access to List of Certificateholders' Names and Addresses....  70
 SECTION 5.6  Maintenance of Office or Agency..............................  70

ARTICLE VI - THE DEPOSITOR, THE MASTER SERVICER AND THE SERVICER...........  72
 SECTION 6.1  Respective Liabilities of the Depositor, the Master
      Servicer and the Servicer............................................  72
 SECTION 6.2  Merger or Consolidation of the Depositor, the Master
     Servicer or the Servicer..............................................  72
 SECTION 6.3  Limitation on Liability of the Depositor, the Seller,
     the Master Servicer, the Servicer and Others..........................  72
 SECTION 6.4  Limitation on Resignation of Servicer........................  73

ARTICLE VII - DEFAULT......................................................  73
 SECTION 7.1  Events of Default............................................  73
 SECTION 7.2  Master Servicer or Trustee to Act; Appointment
     of Successor..........................................................  75
 SECTION 7.3  Notification to Certificateholders...........................  76

ARTICLE VIII - CONCERNING THE TRUSTEE......................................  77
 SECTION 8.1  Duties of Trustee............................................  77
 SECTION 8.2  Certain Matters Affecting the Trustee........................  78
 SECTION 8.3  Trustee Not Liable for Certificates or Mortgage Loans........  80
 SECTION 8.4  Trustee May Own Certificates.................................  80
 SECTION 8.5  Trustee's Fees and Expenses..................................  80
 SECTION 8.6  Eligibility Requirements for Trustee.........................  81
 SECTION 8.7  Resignation and Removal of Trustee...........................  81
 SECTION 8.8  Successor Trustee............................................  82
 SECTION 8.9  Merger or Consolidation of Trustee...........................  82
 SECTION 8.10  Appointment of Co-Trustee or Separate Trustee...............  82
 SECTION 8.11  Tax Matters.................................................  84
 SECTION 8.12  Periodic Filings............................................  86

ARTICLE IX - TERMINATION...................................................  86
 SECTION 9.1  Termination upon Liquidation or Purchase of all
     Mortgage Loans........................................................  86
 SECTION 9.2  Final Distribution on the Certificates.......................  86
 SECTION 9.3  Additional Termination Requirements..........................  88

ARTICLE X -  MISCELLANEOUS PROVISIONS......................................  88
 SECTION 10.1  Amendment...................................................  88
 SECTION 10.2  Recordation of Agreement; Counterparts......................  90
 SECTION 10.3  Governing Law...............................................  90
 SECTION 10.4  Intention of Parties........................................  90
 SECTION 10.5  Notices.....................................................  91
 SECTION 10.6  Severability of Provisions..................................  92
 SECTION 10.7  Assignment..................................................  92
 SECTION 10.8  Limitation on Rights of Certificateholders..................  92
 SECTION 10.9  Inspection and Audit Rights.................................  93
 SECTION 10.10  Certificates Nonassessable and Fully Paid..................  93

                                   SCHEDULES

   Schedule I:       Mortgage Loan Schedule................................      I-1
   Schedule II-A:    Representations and Warranties of the Seller..........   II-A-1
   Schedule II-B:    Representations and Warranties of the Servicer........   II-B-1
   Schedule II-C:    Representations and Warranties of the Master Servicer.   II-C-1
   Schedule III:     Representations and Warranties as to the Mortgage
                     Loans.................................................    III-1
   Schedule IV:      Form of Monthly Servicer Report.......................     IV-1
   Schedule V:       Schedule of Restricted Mortgage Loans.................      V-1

                                    EXHIBITS

   Exhibit A:    Form of Senior Certificate................................      A-1
   Exhibit B:    Form of Offered Subordinate Certificate...................      B-1
   Exhibit C:    Form of Private Subordinate Certificate...................      C-1
   Exhibit D:    Form of Residual Certificate..............................      D-1
   Exhibit E:    Form of Reverse of Certificates...........................      E-1
   Exhibit F:    Form of Initial Certification of Trustee..................      F-1
   Exhibit G:    [Reserved]
   Exhibit H:    Form of Final Certification of Trustee....................      H-1
   Exhibit I:    Transfer Affidavit........................................      I-1
   Exhibit J:    Form of Transferor Certificate............................      J-1
   Exhibit K:    Form of Investment Letter [Non-Rule 144A].................      K-1
   Exhibit L:    Form of Rule 144A Letter..................................      L-1
   Exhibit M:    Request for Release (for Trustee).........................      M-1
   Exhibit N:    Request for Release (Mortgage Loan).......................      N-1

     THIS POOLING AND SERVICING AGREEMENT, dated as of September 1, 2000, among FIRST HORIZON ASSET SECURITIES INC., a Delaware corporation, as depositor (the "Depositor"), FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association, as seller (the "Seller"), FIRST HORIZON HOME LOAN CORPORATION, a Kansas corporation, as master servicer (the "Master Servicer"), THE HUNTINGTON MORTGAGE COMPANY, an Ohio corporation, as servicer (the "Servicer"), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee").

                                WITNESSETH THAT

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

     The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund created hereby will consist of a single REMIC for federal income tax purposes. The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The Classes of Certificates designated as the Regular Certificates will represent "regular interests" in the REMIC. The Class I-A-R Certificates will represent the sole class of residual interests in the REMIC. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

     As used herein, (i) each Component is "related" to the other Components of the same Loan Group having the identical parenthetical numerical designation as such Loan Group, (ii) each Certificate Group is "related" to the Loan Group having the identical numerical designation, and (iii) each Senior Certificate is "related" to the Loan Group and Certificate Group having the identical numerical designation.

     When reference is made herein to the "ranking" or "priority" of a Certificate, the highest ranking Certificate is the Certificate with the lowest numerical designation and the lowest ranking Certificate is the Certificate with the highest ranking numerical designation. When reference is made herein to the "ranking" or "priority" of a Component, such reference shall be deemed to be a reference to the "ranking" or "priority" of the Class of Certificates of which such Component is a part.

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):


                  [Remainder of Page Intentionally Left Blank]

------------------------------------------------------------------------------------------
     Class          Initial Class      Initial Pass-     Minimum     Integral Multiples in
  Designation    Certificate Balance    Through Rate   Denomination   in Excess  Minimum
------------------------------------------------------------------------------------------
Class I-A              $82,062,000.00          7.000%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class I-A-R            $       100.00          7.000%      $    100           N/A
------------------------------------------------------------------------------------------
Class I-B-1            $ 2,229,000.00          7.000%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class I-B-2            $ 1,562,000.00          7.000%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class II-A             $35,737,000.00          7.292%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class II-B-1           $ 1,402,000.00          7.292%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class II-B-2           $   901,000.00          7.292%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class III-A            $49,389,000.00          6.352%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class III-B-1          $ 2,399,000.00          6.352%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class III-B-2          $ 1,411,000.00          6.352%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class IV-A             $91,572,000.00          6.228%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class IV-B-1           $ 2,737,000.00          6.228%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class IV-B-2           $ 1,493,000.00          6.228%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class V-A              $56,849,000.00          6.602%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class V-B-1            $ 2,204,000.00          6.602%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class V-B-2            $ 1,103,000.00          6.602%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class D-B-3            $ 4,262,000.00          6.637%      $ 25,000          $1,000
------------------------------------------------------------------------------------------
Class D-B-4            $ 5,440,000.00          6.628%      $250,000          $1,000
------------------------------------------------------------------------------------------
Class D-B-5            $ 2,728,000.00          6.641%      $250,000          $1,000
------------------------------------------------------------------------------------------
Class D-B-6            $ 2,731,672.60          6.641%      $250,000          $1,000
------------------------------------------------------------------------------------------


Book-Entry Certificates..........   All Classes of Certificates other than the
                                    Physical Certificates.

Certificate Group 1..............   The Class I-A, Class I-A-R, Class I-B-1 and
                                    Class I-B-2 Certificates.

Certificate Group 2..............   The Class II-A, Class II-B-1 and Class
                                    II-B-2 Certificates.

Certificate Group 3..............   The Class III-A, Class III-B-1 and Class
                                    III-B-2 Certificates.

Certificate Group 4..............   The Class IV-A, Class IV-B-1 and Class
                                    IV-B-2 Certificates.

Certificate Group 5..............   The Class V-A, Class V-B-1 and Class V-B-2
                                    Certificates.

Certificate Group................   Any one of Certificate Groups 1, 2, 3, 4 or
                                    5 and, with respect to a Component of a
                                    Class D-B Certificate, the Certificate Group with a numerical designation that corresponds to the parenthetical numerical designation of such Component.

Class A Certificates.............   The Class I-A, Class I-A-R, Class II-A,
                                    Class III-A, Class IV-A and Class V-A
                                    Certificates.

Class B-1 Certificates...........   The Class I-B-1, Class II-B-1, Class
                                    III-B-1, Class IV-B-1 and Class V-B-1
                                    Certificates.

Class B-2 Certificates...........   The Class I-B-2, Class II-B-2, Class
                                    III-B-2, Class IV-B-2 and Class V-B-2
                                    Certificates.

Class D-B Certificates...........   The Class D-B-3, Class D-B-4, Class D-B-5
                                    and Class D-B-6 Certificates.

Components.......................   Each of the components having the
                                    designations, initial Component Principal
                                    Balances and initial Component Pass-Through
                                    Rates as follows:

  Component    Initial Component   Initial Component
 Designation   Principal Balance   Pass-Through Rate
----------------------------------------------------
D-B-3(1)            $  892,000.00              7.000%
----------------------------------------------------
D-B-3(2)            $  600,000.00              7.292%
----------------------------------------------------
D-B-3(3)            $  987,000.00              6.352%
----------------------------------------------------
D-B-3(4)            $  996,000.00              6.228%
----------------------------------------------------
D-B-3(5)            $  787,000.00              6.602%
----------------------------------------------------
D-B-4(1)            $1,204,000.00              7.000%
----------------------------------------------------
D-B-4(2)            $  681,000.00              7.292%
----------------------------------------------------
D-B-4(3)            $1,073,000.00              6.352%
----------------------------------------------------
D-B-4(4)            $1,443,000.00              6.228%
----------------------------------------------------
D-B-4(5)            $1,039,000.00              6.602%
----------------------------------------------------
D-B-5(1)            $  624,000.00              7.000%
----------------------------------------------------
D-B-5(2)            $  360,000.00              7.292%
----------------------------------------------------
D-B-5(3)            $  593,000.00              6.352%
----------------------------------------------------
D-B-5(4)            $  647,000.00              6.228%
----------------------------------------------------


D-B-5(5)            $  504,000.00              6.602%
----------------------------------------------------
D-B-6(1)            $  625,316.12              7.000%
----------------------------------------------------
D-B-6(2)            $  361,297.82              7.292%
----------------------------------------------------
D-B-6(3)            $  592,717.63              6.352%
----------------------------------------------------
D-B-6(4)            $  647,518.91              6.228%
----------------------------------------------------
D-B-6(5)            $  504,822.12              6.602%
----------------------------------------------------

ERISA-Restricted
Certificates.....................   The Residual Certificates and the
                                    Subordinate Certificates.

Loan Group.......................   Any one of Loan Group 1, Loan Group 2, Loan
                                    Group 3, Loan Group 4 or Loan Group 5.

Loan Group 1.....................   The aggregate of the Mortgage Loans
                                    identified on the Mortgage Loan Schedule as being included in Loan Group 1.

Loan Group 2.....................   The aggregate of the Mortgage Loans
                                    identified on the Mortgage Loan Schedule as being included in Loan Group 2.

Loan Group 3.....................   The aggregate of the Mortgage Loans
                                    identified on the Mortgage Loan Schedule as being included in Loan Group 3.

Loan Group 4.....................   The aggregate of the Mortgage Loans
                                    identified on the Mortgage Loan Schedule as being included in Loan Group 4.

Loan Group 5.....................   The aggregate of the Mortgage Loans
                                    identified on the Mortgage Loan Schedule as being included in Loan Group 5.

Offered Certificates.............   All Classes of Certificates other than the
                                    Private Subordinate Certificates.

Offered Subordinate
 Certificates....................   All Classes of Subordinate Certificates
                                    other than the Private Subordinate
                                    Certificates.

Physical Certificates............   The Private Subordinate Certificates and the
                                    Residual Certificates.

Private Subordinate
 Certificates....................   Class D-B-4, Class D-B-5 and Class D-B-6
                                    Certificates.

Rating Agency....................   S&P.

Regular Certificates.............   All Classes of Certificates, other than the
                                    Residual Certificates.

Residual Certificates............   Class I-A-R Certificates.

Senior Certificates..............   The Class A Certificates.

Subordinate Certificates.........   Class I-B-1, Class I-B-2, Class II-B-1,
                                    Class II-B-2, Class III-B-1, Class III-B-2,
                                    Class IV-B-1, Class IV-B-2, Class V-B-1,
                                    Class V-B-2, Class D-B-3, Class D-B-4, Class
                                    D-B-5 and Class D-B-6 Certificates.

     With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to a statistical rating agency not designated above as the Rating Agency shall be of no force or effect.


                  [Remainder of Page Intentionally Left Blank]

                                   ARTICLE I
                                  DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accrued Certificate Interest: For any Class of Certificates (other than a Class of Class D-B Certificates) and any Component and any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Certificate Principal Balance (or Component Principal Balance) of such Class of Certificates (or related Components) immediately prior to such Distribution Date, less such Class' (or Component's) share of any Net Interest Shortfall. The Accrued Certificate Interest for any Class of Class D-B Certificates on any Distribution Date shall be equal to the sum of the Accrued Certificate Interest for such Distribution Date on the Components of such Class.

     Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 4.1, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

     Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

     Amount Held for Future Distribution: As to any Distribution Date and a Loan Group, the aggregate amount held in the applicable subaccount of the Collection Account at the close of business on the related Determination Date on account of
(i) Principal Prepayments received in respect of the related Mortgage Loans after the related Prepayment Period and Liquidation Proceeds received in respect of the related Mortgage Loans in the month of such Distribution Date and (ii) all Scheduled Payments in respect of the related Mortgage Loans due after the related Due Date.

     Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) with respect to a Refinancing Mortgage Loan other than a Streamlined Documentation Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan; and (iii) with respect to a Streamlined Documentation Mortgage Loan, (a) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was 90% or less, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of the Original Mortgage Loan and (b) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was greater than 90%, the value of the Mortgaged Property based upon the appraisal (which may be a drive-by appraisal) made at the time of the origination of such Streamlined Documentation Mortgage Loan.

     ARM Loan: A Mortgage Loan that bears interest at a per annum rate that is subject to periodic adjustment in accordance with the terms of the related Mortgage Note.

     Available Funds: With respect to any Distribution Date and any Certificate Group, an amount equal to the sum for such group of:

     . all scheduled installments of interest, net of the Expense Fees, and all scheduled installments of principal due on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any Advances in respect thereof;

     . all Insurance Proceeds and all Liquidation Proceeds during the calendar month before the Distribution Date, which in each case is net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any;

     . all Principal Prepayments received during the related Prepayment Period, plus interest received thereon, net of any Prepayment Interest Excess;

     . any Compensating Interest in respect of Principal Prepayments in Full received during the related Prepayment Period; and

     . any Substitution Adjustment Amount or the Purchase Price for any Deleted Mortgage Loan or a Mortgage Loan repurchased by the Seller or the Servicer as of such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts that the Servicer is entitled to be reimbursed for out of the Collection Account pursuant to this Agreement.

     Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

     Bankruptcy Coverage Termination Date: As to any Loan Group, the point in time at which the related Bankruptcy Loss Coverage Amount is reduced to zero.

     Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

     Bankruptcy Loss Coverage Amount: As of any Determination Date and any Loan Group, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Coverage Amount for such Loan Group as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the related

Certificates (or Components thereof) since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount for such Loan Group as evidenced by a letter of the Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of the then current ratings assigned to the Classes of Certificates rated by it.

     Book-Entry Certificates: As specified in the "Preliminary Statement".

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in Columbus, Ohio, Memphis, Tennessee, Dallas, Texas or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as Exhibits A through E.

     Certificate Principal Balance: With respect to any Certificate and as of any Distribution Date, the Certificate Principal Balance on the date of the initial issuance of such Certificate, as reduced by:

     . all amounts distributed on previous Distribution Dates on such Certificate on account of principal;

     . the principal portion of all Realized Losses previously allocated to such Certificate; and

     . in the case of a Class B-1 or Class B-2 Certificate, such Certificate's pro rata share, if any, of the Writedown Amount for previous Distribution Dates.

     . in the case of a Class D-B Certificate, such Certificate's pro rata share, if any, of the Writedown Amount for previous Distribution Dates.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

     Certificate Register: The register maintained pursuant to Section 5.2 hereof.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

     Class: All Certificates bearing the same class designation as set forth in the "Preliminary Statement".

     Class Principal Balance: With respect to any Class of Certificates (other than a Class of Class D-B Certificates) and as of any Distribution Date, the Class Principal Balance on the date of the initial issuance of such Certificate, as reduced by:

     . all amounts distributed on previous Distribution Dates on such Class of Certificates on account of principal;

     . the principal portion of all Realized Losses previously allocated to such Class of Certificates;

     . in the case of the Class B-1 and Class B-2 Certificates, such Class of Certificate's pro rata share, if any, of the Writedown Amount for previous Distribution Dates.

     With respect to any Class of Class D-B Certificates and any Distribution Date, the Class Principal Balance will be equal to the sum of the Component Principal Balances of all Components thereof for such Distribution Date.

     Closing Date: September 27, 2000.

     Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

     Collection Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.5 with a depository institution in the name of the Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "The Huntington Mortgage Company in trust for the registered holders of First Horizon Asset Securities Inc. Mortgage Pass-Through Certificates Series 2000-H."

     Compensating Interest: As to any Distribution Date and any Mortgage Loan that prepaid in full during the period from the sixteenth day of the month prior to the month of such Distribution Date through the last day of such month, an additional payment made by the Servicer, to the extent funds are available from the Servicing Fee, equal to the amount of interest at the Net Mortgage Rate for that Mortgage Loan from the date of the prepayment to the related Due Date; provided that the aggregate of all such payments shall not exceed an amount equal to 10% of the aggregate of all Servicing Fees for such Distribution Date.

     Component:  As defined in the  "Preliminary Statement".

     Component Pass-Through Rate: With respect to each Distribution Date and any Component, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in the related Loan Group on the first day of the month preceding the month in which such Distribution Date occurs.

     Component Principal Balance: With respect to any Distribution Date and any Component, the Component Principal Balance of such Component as of the Closing Date, reduced by all amounts previously distributed on such Component in respect of principal, the principal portion of any Realized Losses previously allocated to such Component and any Writedown Amount previously allocated to such Component.

     Conversion Option: With respect to an ARM Loan, an option granted under the terms of the related Mortgage Note pursuant to which the Mortgagor may convert the adjustable Mortgage Rate for such ARM Loan to a fixed rate.

     Convertible Mortgage Loan: An ARM Loan which, pursuant to the terms of the related Mortgage Note, may be converted into a fixed rate Mortgage Loan at the option of the related Mortgagor.

     Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

     Coop Shares: Shares issued by a Cooperative Corporation.

     Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

     Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

     Cooperative Unit: A single family dwelling located in a Cooperative
Property.

     Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at The Bank of New York, 101 Barclay Street, 12E New York, New York 10286 (Attn: Corporate Trust Mortgage-Backed Securities Group, First Horizon Asset Securities Inc. Series 2000-H), facsimile no. (212) 815-4135, and which is the address to which notices to and correspondence with the Trustee should be directed.

     Cross-Over Date: With respect to a Certificate Group, the Distribution Date on which the respective Class Principal Balances of the related Subordinate Certificates (or, in the case of the Class D-B Certificates, the Component Principal Balances of all related Components thereof) have been reduced to zero.

     Custodial Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Custodial Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date); provided that the Custodial Fee for the fixed rate Mortgage Loans with Mortgage Rates of 7.00% shall be fixed at an agreed upon amount and shall be paid to the Trustee by the Servicer or its designee in one lump sum within 30 days after the Closing Date.

     Custodial Fee Rate: For each Mortgage Loan, a per annum rate equal to 0.0025%.

     Cut-off Date: September 1, 2000.

     Cut-off Date Pool Principal Balance:  $348,211,772.60.

     Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

     Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.2(e).

     Deleted Mortgage Loan: As defined in Section 2.3(c) hereof.

     Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

     Depositor: First Horizon Asset Securities Inc., a Delaware corporation, or its successor in interest.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: As to any Distribution Date, the earlier of (i) the third Business Day after the 15th day of each month, and (ii) the second Business Day prior to the related Distribution Date.

     Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.5 in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered Holders of First Horizon Asset Securities Inc. Mortgage Pass-Through Certificates, Series 2000-H." Funds in the applicable subaccount of the Distribution Account shall be held in trust for the related Certificateholders for the uses and purposes set forth in this Agreement.

     Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in October 2000.

     Due Date: With respect to any Distribution Date, the first day of the month in which the related Distribution Date occurs.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of the Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF, as applicable) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to the Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Servicer.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Restricted Certificate: As specified in the "Preliminary Statement".

     Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.6(a) hereof.

     Event of Default: As defined in Section 7.1 hereof.

     Excess Loss: As to any Loan Group, the amount of any (i) Fraud Loss realized after the related Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the related

Special Hazard Coverage Termination Date or (iii) Deficient Valuation realized after the related Bankruptcy Coverage Termination Date.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.8(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Expense Fees: With respect to each Distribution Date, the sum of the Servicing Fee, the Master Servicing Fee and the Custodial Fee for such Distribution Date.

     Expense Rate: As to each Mortgage Loan, the sum of the related Servicing Fee Rate, the Master Servicing Fee Rate and the Custodial Fee Rate; provided that the Expense Rate will be 0.00% with respect to each fixed rate Mortgage Loan with a Mortgage Rate of 7.00%.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     Fraud Losses: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

     Fraud Loss Coverage Amount: As of the Closing Date and with respect to a Loan Group, the Initial Fraud Loss Coverage Amount. As of any Distribution Date prior to the third anniversary of the Cut-off Date, the Fraud Loss Coverage Amount for a Loan Group will equal the related Initial Fraud Loss Coverage Amount, less the aggregate amount of Fraud Losses that would have been allocated to the related Subordinate Certificates or related Components in the absence of the Loss Allocation Limitation since the Cut-off Date. As of any Distribution Date from the third to the fifth anniversaries of the Cut-off Date, the Fraud Loss Coverage Amount for a Loan Group will equal (1) the lesser of (a) the Fraud Loss Coverage Amount for such Loan Group as of the most recent anniversary of the Cut-off Date and (b) 0.5% of the aggregate outstanding principal balance of all of the Mortgage Loans in such Loan Group as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Subordinate Certificates or related Components in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. As of any Distribution Date on or after the earlier of the Cross-Over Date or the fifth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount for each Loan Group shall be zero.

     Fraud Loss Coverage Termination Date: As to any Loan Group, the point in time at which the related Fraud Loss Coverage Amount is reduced to zero.

     Index: A per annum rate equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date.

     Initial Bankruptcy Loss Coverage Amount: With respect to each of Loan Groups 1, 2, 3, 4 and 5, $100,000.

     Initial Fraud Loss Coverage Amount: With respect to Loan Groups 1, 2, 3, 4 and 5, $1,783,968, $1,201,269, $1,693,342, $1,990,710 and $1,259,816,
respectively.

     Initial Seller: The Huntington National Bank, a national banking association, and its successors and assigns.

     Initial Special Hazard Loss Coverage Amount: With respect to Loan Groups 1, 2, 3, 4 and 5, $6,349,827, $3,436,433, $3,894,689, $5,922,655 and $3,873,269,
respectively.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy.

     Interest Accrual Period: With respect to each Class of Certificates and any Distribution Date, the one-month period beginning immediately following the end of the preceding Interest Accrual Period (or from the Cut-off Date, in the case of the first Interest Accrual Period) and ending on the last day of the month preceding the month in which such Distribution Date occurs.

     Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

     Liquidation Proceeds: Amounts, excluding Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Servicing Advances and Advances.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Loss Allocation Limitation: As defined in Section 4.4(h).

     Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

     Master Servicer: First Horizon Home Loan Corporation, a Kansas corporation, and its successors and assigns, in its capacity as Master Servicer hereunder.

     Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date).

     Master Servicing Fee Rate: For each Mortgage Loan, a per annum rate equal to 0.025%; provided that the Master Servicing Fee Rate shall be 0.000% with respect to each fixed rate Mortgage Loan with a Mortgage Rate of 7.00%.

     Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.5.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     Mortgage File: The mortgage documents listed in Section 2.1 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of September 27, 2000 by and between the Initial Seller, as seller, and the Seller, as purchaser.

     Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:

     (i)    the loan number;

     (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

     (iii)  the maturity date;

     (iv)   the original principal balance;

     (v)    the Cut-off Date Principal Balance;

     (vi)    the Scheduled Payment in effect as of the Cut-off Date;

     (vii)   if available, the Loan-to-Value Ratio at the Cut-off Date;

     (viii) if available, a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

     (ix) if available, a code indicating whether the residential dwelling is either (a) a detached single family dwelling (b) a dwelling in a PUD, (c) a condominium unit, (d) a two- to four-unit residential property or (e) a Cooperative Unit;

     (x)    the Mortgage Rate; and

     (xi)   the Servicing Fee Rate for the Mortgage Loan.

     Such schedule shall also set forth the total of the amounts described under
(iv) and (v) above for all of the Mortgage Loans.

     Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time, net of any interest premium charged by the mortgagee to obtain or maintain any Primary Insurance Policy.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

     Mortgagor: The obligor(s) on a Mortgage Note.

     Net Interest Shortfall: For any Distribution Date and any Loan Group, the sum of (a) the amount of interest which would otherwise have been received for any Mortgage Loan in such Loan Group that was the subject of (x) a Relief Act Reduction or (y) a Special Hazard Loss, Fraud Loss, or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the related Subordinate Certificates for those types of losses; and (b) any Net Prepayment Interest Shortfalls. Net Interest Shortfalls for a Loan Group on any Distribution Date will be allocated pro rata among all Classes of Certificates (other than Class D-B Certificates) and Components of such Loan Group based on the amount of interest each of those Classes of Certificates and Components would otherwise be entitled to receive on that Distribution Date before taking into account any reduction in such amounts resulting from such Net Interest Shortfalls.

     Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Expense Rate.

     Net Prepayment Interest Shortfalls: As to any Distribution Date and any Loan Group, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds an amount equal to the Compensating Interest, if any, for such Distribution Date.

     Nonrecoverable Advance: Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

     Non-Permitted Transferee:  A Person that is not a Permitted Transferee.

     Non-U.S. Person: A Person that is (i) an individual other than a citizen or resident of the United States, (ii) a partnership, corporation or entity treated as a partnership or corporation for U.S. federal income tax purposes not formed under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) any estate, the income of which is not subject to U.S. federal income taxation, regardless of source, and (iv) any trust, other than a trust that a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

     Offered Certificates: As specified in the "Preliminary Statement".

     Officer's Certificate: A Certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, the Master Servicer or the Servicer, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor, the Master Servicer and the Servicer,
(ii) not have any direct material financial interest in the Depositor, the Master Servicer, the Servicer or in any affiliate thereof, and (iii) not be connected with the Depositor, the Master Servicer or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Original Group Subordinate Amount: As to any Loan Group, the sum of the aggregate initial Class Principal Balances of the related Offered Subordinated Certificates (other than the Class D-B-3 Certificates) and the aggregate initial Component Principal Balances of the related Components.

     Original Mortgage Loan: The Mortgage Loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

     Original Subordination Level: With respect to each Class of Subordinate Certificates of a Certificate Group (or related Components), the Subordination Level for such Class (or Component) on the Closing Date.

     OTS: The Office of Thrift Supervision.

     Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

         (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

         (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

     Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero.

     Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     Pass-Through Rate: With respect to each Distribution Date and for each Class of Certificates in Certificate Group 1, 7.00% per annum. With respect to each Distribution Date and for each Class of Certificates in Certificate Groups 2, 3, 4 and 5, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in the related Loan Group as of the beginning of the related Interest Accrual Period.

     Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

     Permitted Investments: At any time, any one or more of the following obligations and securities:

         (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

         (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of the Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agency;

         (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of the Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agency;

         (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) are then rated one of the two highest long-term and the highest short-term ratings of the Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by the Rating Agency;

         (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

         (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by the Rating Agency;

         (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

         (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of the Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by the Rating Agency as evidenced by a signed writing delivered by the Rating Agency;

         (ix) units of a taxable money-market portfolio having the highest rating assigned by the Rating Agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

         (x) such other investments bearing interest or sold at a discount acceptable to the Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by the Rating Agency, as evidenced by a signed writing delivered by the Rating Agency;

     provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

     Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not
(a) a citizen or resident of the United States, (b) a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (c) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or (d) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224 or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC created hereunder to fail to qualify as a REMIC at any time that the Certificates are Outstanding; provided, however, that if a person is
                                  --------
classified as a partnership under the Code, such person shall only be a Permitted Transferee if all of its beneficial owners are described in subclauses
(a), (b), (c) or (d) of clause (vi) and the governing documents of such person prohibits a transfer of any interest in such person to any person described in clause (vi). The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     Physical Certificate: As specified in the "Preliminary Statement".

     Pool Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

     Prepayment Interest Excess: As to any Principal Prepayment received by the Servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be paid to the Servicer as additional servicing compensation.

     Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment received (a) during the period from the sixteenth day of the month preceding the month of such Distribution Date through the last day of such month, in the case of a Principal Prepayment in Full, or (b) during the month preceding the month of such Distribution Date, in the case of a partial Principal Prepayment, the amount, if any, by which one month's interest at the related Net Mortgage Rate on such Principal Prepayment exceeds the amount of interest actually paid by the Mortgagor in connection with such Principal Prepayment.

     Prepayment Period: (a) With respect to any Principal Prepayments in Full and any Distribution Date, the period from the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) through the fifteenth day of the month of such Distribution Date, and (b) with respect to any other Principal Prepayments and any Distribution Date, the month preceding the month of such Distribution Date.

     Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

     Principal Payment Amount: For any Distribution Date and Loan Group, the sum of:

     . scheduled principal payments on the Mortgage Loans due on the related Due Date;

     . the principal portion of the Purchase Price received for any Mortgage Loan which was repurchased as permitted or required by this Agreement during the calendar month preceding the month of the Distribution Date; and

     . any other unscheduled payments of principal which were received on the Mortgage Loans during the preceding calendar month, other than Principal Prepayments in Full, partial Principal Prepayments or Liquidation Proceeds.

     Principal Prepayment Amount: For any distribution date and group, the sum of all partial Principal Prepayments or Principal Prepayments in Full which were received during the related Prepayment Period.

     Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Servicer in accordance with the terms of the related Mortgage Note.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     Private Subordinate Certificate: As specified in the "Preliminary
Statement".

     Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

     PUD: Planned Unit Development.

     Purchase Price: With respect to any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.2 or 2.3 hereof or purchased at the option of the Servicer pursuant to Section 3.11, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Net Mortgage Rate if (x) the ultimate purchaser is the Servicer or the Initial Seller or (y) if the purchaser is the Seller and the Seller is the Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

     Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer. Any replacement insurer with respect to a Mortgage Loan must be approved as a FNMA-approved mortgage insurer.

     Rating Agency: The Rating Agency specified in the "Preliminary Statement". If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds and Insurance Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

     Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

     Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

     Regular Certificates: As specified in the "Preliminary Statement".

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which interest collectible on such Mortgage Loan for the most recently ended calendar month is less than interest accrued thereon for such month pursuant to the Mortgage Note.

     REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

     Remittance Date: As to any Distribution Date, 1:30 p.m. Central time on the Business Day immediately preceding such Distribution Date.

     REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Request for Release: The Request for Release submitted by the Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under the terms of such Mortgage Loan.

     Residual Certificates: As specified in the "Preliminary Statement".

     Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Restricted Mortgage Loan: A Mortgage Loan for which the related Mortgagor was the subject of a bankruptcy proceeding as of the Closing Date. Each Restricted Mortgage Loan is listed on Schedule V.

     Restricted Mortgaged Property: With respect to any Restricted Mortgage Loan, means the Mortgaged Property securing such Restricted Mortgage Loan.

     Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     Securities Act: The Securities Act of 1933, as amended.

     Seller: First Tennessee Bank National Association, a national banking asssociation, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

     Senior Certificates: As specified in the "Preliminary Statement".

     Senior Liquidation Amount: For any Distribution Date and for each Mortgage Loan in the related Loan Group or Groups which became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of the related Senior Percentage of the Stated Principal Balance of that Mortgage Loan and the related Senior Prepayment Percentage of the principal portion of Liquidation Proceeds related to that Mortgage Loan.

     Senior Percentage: For any Distribution Date and Certificate Group, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of the Classes of Senior Certificates of such Certificate Group immediately prior to that date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group immediately prior to the Distribution Date.

     In no event will the Senior Percentage for any Certificate Group exceed
100%.

     Senior Prepayment Percentage: (A) For Certificate Group 1 and each Distribution Date occurring during the five year period following the closing date, beginning on the first Distribution Date, 100%. Thereafter, the Senior Prepayment Percentage for Certificate Group 1 will, except as described below, be subject to gradual reduction as described in the following paragraph.

     The Senior Prepayment Percentage for Certificate Group 1 and any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows:

     . for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date;

     . for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date;

     . for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date;

     . for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and

     . for any Distribution Date thereafter, the related Senior Percentage for that Distribution Date.

     If for any of the foregoing Distribution Dates a Senior Percentage exceeds its initial Senior Percentage, the Senior Prepayment Percentage for the related Certificate Group for that Distribution Date will once again equal 100%.

     In spite of the foregoing, no decrease in the reduction to a Senior Prepayment Percentage as described above will occur if, as of the first Distribution Date as to which that decrease applies (A) the outstanding principal balance of the Mortgage Loans in the related Loan Group delinquent 60 days or more, averaged over the preceding six month period, as a percentage of the related Original Group Subordinate Amount as of that Distribution Date, is equal to or greater than 50%, or (B) cumulative Realized Losses for the Mortgage Loans in the related Loan Group exceed:

     . for the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related Original Group Subordinate Amount;

     . for the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the related Original Group Subordinate Amount;

     . for the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Group Subordinate Amount;

     . for the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Group Subordinate Amount; and

     . for the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the related Original Group Subordinate Amount.


     (B) For Certificate Groups 2, 3, 4 and 5 and Distribution Date occurring during the ten year period following the closing date, beginning on the first Distribution Date, 100%. Thereafter, the

Senior Prepayment Percentage for Certificate Groups 2, 3, 4 and 5 will, except as described below, be subject to gradual reduction as described in the following paragraph.

     The Senior Prepayment Percentage for each of Certificate Groups 2, 3, 4 and 5 and any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows:

     . for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date;

     . for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date;

     . for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date;

     . for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and

     . for any Distribution Date thereafter, the related Senior Percentage for that Distribution Date.

     If for any of the foregoing Distribution Dates a Senior Percentage exceeds its initial Senior Percentage, the Senior Prepayment Percentage for the related Certificate Group for that Distribution Date will once again equal 100%.

     In spite of the foregoing, no decrease in the reduction to a Senior Prepayment Percentage as described above will occur if, as of the first Distribution Date as to which that decrease applies (A) the outstanding principal balance of the Mortgage Loans in the related Loan Group delinquent 60 days or more, averaged over the preceding six month period, as a percentage of the related Original Group Subordinate Amount as of that Distribution Date, is equal to or greater than 50%, or (B) cumulative Realized Losses for the Mortgage Loans in the related Loan Group exceed:

     . for the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of the related Original Group Subordinate Amount;

     . for the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the related Original Group Subordinate Amount;

     . for the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the related Original Group Subordinate Amount;

     . for the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the related Original Group Subordinate Amount; and

     . for the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the related Original Group Subordinate Amount.

     If on any Distribution Date the allocation to the Class of Senior Certificates then entitled to distributions of Principal Prepayments in Full and partial Principal Prepayments and other amounts in the percentage required above would reduce the outstanding Class Principal Balance of that Class below zero, the distribution to that Class of Certificates of the Senior Prepayment Percentage of those amounts for that Distribution Date will be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

     Senior Principal Distribution Amount:   For any Distribution Date and
Certificate Group, the sum of:

     (i) the related Senior Percentage of the related Principal Payment Amount, after adjustment for the principal portion of Debt Service Reductions after the related Bankruptcy Coverage Termination Date;

     (ii) the related Senior Prepayment Percentage of the related Principal Prepayment Amount; and

     (iii)  the related Senior Liquidation Amount.

     Servicer: The Huntington Mortgage Company, an Ohio corporation, and its successors and assigns, in its capacity as Servicer hereunder.

     Servicer Advance Date: As to any Distribution Date, 1:30 p.m. Central time on the Business Day immediately preceding such Distribution Date.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under
Section 3.9.

     Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

     Servicing Fee Rate: For each Mortgage Loan, a per annum rate as set forth in the Mortgage Loan Schedule; provided that the Servicing Fee Rate shall be 0.000% with respect to each fixed rate Mortgage Loan with a Mortgage Rate of 7.00%.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

     Special Hazard Coverage Termination Date: As to any Loan Group, the point in time at which the related Special Hazard Loss Coverage Amount is reduced to zero.

     Special Hazard Loss: Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to Section 3.9 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

         (a)  normal wear and tear;

         (b) fraud, conversion or other dishonest act on the part of the Trustee, the Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

         (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

         (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

         (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

            1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

            2.  by military, naval or air forces; or

            3.  by an agent of any such government, power, authority or forces;

         (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

         (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

     Special Hazard Loss Coverage Amount: As of the Closing Date and with respect to a Loan Group, the Initial Special Hazard Loss Coverage Amount. As of any Distribution Date, the Special Hazard Loss Coverage Amount for a Loan Group will equal the greater of

     . 1% of the outstanding principal balance of all the Mortgage Loans in the related Loan Group as of the related Determination Date; and

     . twice the outstanding principal balance of the Mortgage Loan in the related Loan Group with the largest outstanding principal balance as of the related Determination Date,

less, in each case, the aggregate amount of Special Hazard Losses that would have been previously allocated to the Subordinated Certificates or related Component in the absence of the Loss Allocation Limitation. As of any Distribution Date on or after the related Cross-Over Date, the Special Hazard Loss Coverage Amount for a Loan Group will be zero.

     S&P: Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the "Preliminary Statement", for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor, the Seller, the Master Servicer, the Servicer and the Trustee.

     Startup Day: The Closing Date.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto, after giving effect to any previous partial Principal Prepayments, Liquidation Proceeds and Insurance Proceeds allocable to principal and to the payment of principal due on such Due Date, whether or not actually received from the related Mortgagor.

     Streamlined Documentation Mortgage Loan: Any Mortgage Loan originated pursuant to a streamlined loan documentation program.

     Subordinate Certificates: As specified in the "Preliminary Statement".

     Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, the percentage obtained by dividing (A) the Class Principal Balance of such Class immediately prior to such Distribution Date by (B) the sum of (i) the aggregate Certificate Principal Balance of all Subordinate Certificates of the related Certificate Group and (ii) the aggregate Component Principal Balance of all Components of the related Certificate Group, in each case immediately prior to such Distribution Date.

     Subordinate Component Percentage: With respect to each Component and any Distribution Date, the percentage obtained by dividing (A) the Component Principal Balance of such Component immediately prior to such Distribution Date by (B) the sum of (i) the aggregate Component Principal Balance of all Components of the related Certificate Group, and (ii) the aggregate Certificate Principal Balance of all Subordinate Certificates of the related Certificate Group, in each case immediately prior to such Distribution Date.

     Subordinate Liquidation Amount:   For any Distribution Date and Certificate
Group, the excess, if any, of the principal portion of aggregate Liquidation Proceeds of all Mortgage Loans in the related Loan Group or groups which became Liquidated Mortgage Loans during the calendar month preceding the month of that Distribution Date over the related Senior Liquidation Amount for that Distribution Date.

     Subordinate Percentage: For any Distribution Date and Certificate Group, the excess of 100% over the related Senior Percentage for that Distribution Date.

     Subordinate Prepayment Percentage: For any Distribution Date and Certificate Group, the excess of 100% over the related Senior Prepayment Percentage for that Distribution Date.

     Subordinate Principal Distribution Amount: For any Distribution Date and Certificate Group or groups, the sum of the following amounts:

     (i) the related Subordinate Percentage of the related Principal Payment Amount, after adjustment for the principal portion of Debt Service Reductions after the related Bankruptcy Coverage Termination Date;

     (ii) the related Subordinate Prepayment Percentage of the related Principal Prepayment Amount; and

     (iii)  the related Subordinate Liquidation Amount.

     Any reduction to the Subordinate Principal Distribution Amount shall first offset the Principal Payment Amounts, second the Subordinate Liquidation Amounts and then the Principal Prepayment Amounts.

     Subordination Level: On any Distribution Date for any Class of Subordinate Certificates of a Certificate Group, the percentage obtained by dividing the sum of the Class Principal Balances (or Component Principal Balances, as applicable) of all Classes of Certificates (or Components thereof) in that Certificate Group which are subordinate in right of payment to that Class (or Component) by the sum of the Class Principal Balances (or Component Principal Balances, as applicable) of all Classes of Certificates in that Certificate Group, in each case immediately prior to that Distribution Date.

     Subservicer: Any person to whom the Servicer has contracted for the servicing of all or a portion of the Mortgage Loans pursuant to Section 3.2 hereof.

     Substitute Mortgage Loan: A Mortgage Loan substituted by the Initial Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) accrue interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) be, in the determination of the Servicer, of the same type, quality and character (including location of the Mortgaged Property) as the Deleted Mortgage Loan, without taking into account any breach with respect to the Deleted Mortgage Loan, (vi) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vii) comply with each representation and warranty set forth in Section 2.3(b) hereof.

     Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.3(c).

     Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation (S) 1.860F-4(d) and Treasury regulation (S) 301.6231(a)(7)-1. Initially, the Tax Matters Person shall be the Trustee.

     Tax Matters Person Certificate: The Class I-A-R Certificate with a Denomination of $0.01.

     Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

     Trustee: The Bank of New York and its successors and, if a successor trustee is appointed hereunder, such successor.

     Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Principal Balance with respect to such Distribution Date, to be paid by the Master Servicer from the Master Servicer Fee; provided that the Trustee shall not be entitled to receive a fee for any fixed rate Mortgage Loan with a Mortgage Rate of 7.00%.

     Trustee Fee Rate: With respect to each Mortgage Loan, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Master Servicer.

     Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Collection Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) all right, title and interest of the Depositor in and to the Mortgage Loan Purchase Agreement, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 99% of all Voting Rights will be allocated among all Holders of the Certificates, other than the Residual Certificates; and (b) 1% of all Voting Rights shall be allocated among the Holders of the Residual Certificates, in each case in proportion to their respective outstanding Class Principal Balances.

     Writedown Amount: As of any Distribution Date and with respect to a Certificate Group, the amount by which (a) the sum of the Class Principal Balances of all of the Certificates in such Certificate Group and the sum of the Component Principal Balances of each Component of the related Loan Group, after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Class Principal Balances of all of the Certificates in such Certificate Group and the Component Principal Balances of each of the Components of the related Loan Group on such Distribution Date, exceeds (b) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group on the first day of the month of such Distribution Date less any Deficient Valuations occurring before the Bankruptcy Coverage Termination Date.

                                  ARTICLE II
                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

     SECTION 2.1  Conveyance of Mortgage Loans.

     (a) The Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received on or prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date. On or prior to the Closing Date, the Seller shall deliver or shall cause to be delivered to the Trustee the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule. Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Mortgage Loans.

     (b) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require the Seller to cause the Initial Seller to cure any breach of a representation or warranty made herein by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith.

     (c) In connection with the transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned, which collectively constitutes the "Mortgage File":

         (i) (A) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of ________________, without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

             (B) with respect to any Lost Mortgage Note, a lost note affidavit from the Servicer or the Initial Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

         (ii) except as provided below, the original recorded Mortgage or a copy of such Mortgage certified by the Servicer or the Initial Seller as being a true and complete copy of the Mortgage;

         (iii) except as provided below, a duly executed assignment of the Mortgage in blank (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office;

         (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

         (v) except as provided below, either the original or duplicate original title policy (including all riders thereto) or comparable attorney's opinion of title with respect to the related Mortgaged Property, and

         (vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

         (a)    The Coop Shares, together with a stock power in blank;
         (b)    The executed security agreement;
         (c)    The executed Proprietary Lease;
         (d) The executed UCC-1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and
         (e) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     In the event that in connection with any Mortgage Loan the Depositor cannot deliver or cause to be delivered (a) the original recorded Mortgage or (b) all interim recorded assignments satisfying the requirements of clause (ii) or (iii) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office, the Depositor shall promptly deliver or cause to be delivered to the Trustee such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date; provided, however, in the event the Depositor is unable to deliver or cause to be delivered by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver or cause to be delivered such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Seller shall deliver or cause to be delivered to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

     In addition, in the event that in connection with any Mortgage Loan the Depositor cannot deliver the duly executed assignment of Mortgage in blank satisfying the requirements of clause (iii) above concurrently with the execution and delivery hereof, the Depositor shall promptly deliver or cause to be delivered to the Trustee such duly executed assignment of Mortgage in blank within 60 days following the Closing Date.

     Furthermore, in the event that in connection with any Mortgage Loan the Depositor cannot deliver the original or duplicate original lender's title policy (together with all riders thereto), satisfying the requirements of clause
(v) above, concurrently with the execution and delivery hereof because the related Mortgage has not been returned from the applicable public recording office, the Depositor shall promptly deliver or cause to be delivered to the Trustee such original or duplicate original lender's title policy (together with all riders thereto) upon receipt thereof from the applicable title insurer, but in no event shall any such delivery of the original or duplicate original lender's title policy be made later than one year following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date the original or duplicate original lender's title policy (together with all riders thereto) because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver or cause to be delivered such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date.

     With respect to any Mortgage Loan secured by Mortgaged Property located in the State of Florida, as promptly as practicable after the Closing Date, and in any event, within ninety (90) days thereafter, the Servicer shall (i) affix the Trustee's name to the related assignment of Mortgage, as the assignee thereof,
(ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records in the State of Florida, and (iii) cause to be delivered for recording in the appropriate public office for real property records in the State of Florida the assignment of the Mortgage to the Trustee, except that, with respect to any assignments of Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof. The Servicer shall not be required to cause to be recorded any assignment which relates to a Mortgage Loan secured by Mortgaged Property located in any state other than the State of Florida.

     In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit or cause to be deposited into the applicable subaccount of the Collection Account the portion of such payment that is required to be deposited into the Collection Account pursuant to Section 3.5(b) hereof.

     SECTION 2.2  Acceptance by Trustee of the Mortgage Loans.

     The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit F and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agency.

     The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer, the Servicer and the Seller an Initial Certification in the form annexed hereto as Exhibit F. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee shall have no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face. In performing any such review, the Trustee may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

     Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer, the Servicer and the Seller a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

     If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.1, the Trustee shall list such document as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall cause the Initial Seller to promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Initial Seller does not correct or cure such defect within such period, the Seller shall cause the Initial Seller to either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.3, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between the Servicer or the Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to the Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.5 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Seller shall cause the Initial Seller to deposit the Purchase Price for any such Mortgage Loan into the applicable subaccount of the Collection Account on or prior to the Remittance Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Initial Seller and shall execute and deliver at the Initial Seller's request such instruments of transfer or assignment prepared by the Initial Seller, in each case without recourse, as shall be necessary to vest in the Initial Seller, or its designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

     The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Servicer from time to time.

     It is understood and agreed that the obligation of the Seller to cause the Initial Seller to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.1 above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

     SECTION 2.3 Representations, Warranties and Covenants of the Seller and Servicer.

     (a) Each of the Seller, the Servicer and the Master Servicer hereby make the representations and warranties set forth in Schedules II-A, II-B and II-C hereto, respectively, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

     (b) The Seller hereby makes the representations and warranties set forth in
Schedule III hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

     (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.3(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.3(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cause the Initial Seller to cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, cause the Initial Seller to remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) cause the Initial Seller to repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.5 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N and the Mortgage File for any such Substitute Mortgage Loan. The Seller shall cause the Initial Seller to promptly reimburse the Servicer and the Trustee for any expenses reasonably incurred by the Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of the Seller's knowledge, if it is discovered by either the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver or cause to be delivered to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.1, with the Mortgage Note endorsed and the Mortgage assigned as required by
Section 2.1. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Initial Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Initial Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.3(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the applicable subaccount of the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this
Section 2.3.

     For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The Seller shall cause the Initial Seller to deposit the amount of such shortage (the "Substitution Adjustment Amount"), plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans, into the applicable subaccount of the Collection Account on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

     In the event that the Seller shall have caused the Initial Seller to repurchase a Mortgage Loan, the Seller shall cause the Initial Seller to deposit the Purchase Price therefor into the applicable subaccount of the Collection Account pursuant to Section 3.5 on or before the Remittance Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to cause the Initial Seller to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.5, if any, and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to the Initial Seller, and the Trustee shall execute and deliver at the Initial Seller's direction such instruments of transfer or assignment prepared by the Initial Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of the Seller to cause the Initial Seller to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

     (d) In the event the Mortgagor with respect to a Convertible Mortgage Loan elects to exercise the related Conversion Option, the Servicer will either repurchase such Convertible Mortgage Loan from the Trust or will substitute one or more Substitute Mortgage Loans for such Convertible Mortgage Loan in accordance with the provisions set forth in subparagraph (c) above.

     (e) The representations and warranties made pursuant to this Section 2.3 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

     SECTION 2.4 Representations and Warranties of the Depositor as to the Mortgage Loans.

     The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

     The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of the Seller made pursuant to Section 2.3(b) hereof, together with all rights of the Depositor to require the Seller to cause the Initial Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 2.4 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.4 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to the Rating Agency.

     SECTION 2.5  Delivery of Opinion of Counsel in Connection with
Substitutions.

     (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.2 or Section 2.3 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     (b) Upon discovery by the Depositor, the Seller, the Master Servicer, the Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller to cause the Initial Seller, at the Initial Seller's option, to either (i) substitute a Substitute Mortgage Loan for the affected Mortgage Loan if the conditions in Section 2.3(c) with respect to substitutions are satisfied, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to
Section 2.3. The Trustee shall reconvey to the Initial Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.3.

     SECTION 2.6  Execution and Delivery of Certificates.

     The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

     SECTION 2.7  REMIC Matters.

     The "Preliminary Statement" sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate.

Each REMIC's fiscal year shall be the calendar year and its accounts shall be maintained using the accrual method.

     SECTION 2.8  Covenants of the Servicer.

     The Servicer hereby covenants to the Depositor, the Master Servicer and the Trustee as follows:

     (a) the Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

     (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Trustee, the Depositor, the Master Servicer or any affiliate of the Trustee, the Depositor or the Master Servicer and prepared by the Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.


                                  ARTICLE III
                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

     SECTION 3.1  Servicer to Service Mortgage Loans.

     For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in
Section 3.2 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the

Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer.

     In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.6, and further as provided in Section 3.8. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     SECTION 3.2  Subservicing; Enforcement of the Obligations of Servicers.

     (a) The Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

     (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

     SECTION 3.3 Rights of the Depositor, the Master Servicer and the Trustee in Respect of the Servicer.

     Each of the Depositor and the Master Servicer may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or the Master Servicer. None of the Trustee, the Depositor or the Master Servicer shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee, the Depositor or the Master Servicer be obligated to supervise the performance of the Servicer hereunder or otherwise.

     SECTION 3.4  Master Servicer or Trustee to Act as Servicer.

     (a) In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Master Servicer or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Master Servicer shall not be (i) liable for losses of the Servicer pursuant to Section
3.9 hereof or any acts or omissions of the predecessor Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law,
(iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.2 or 2.3 hereof, (iv) responsible for expenses of the Servicer pursuant to Section 2.3 or (v) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.2 hereof. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Master Servicer or its successor shall succeed to any rights and obligations of the Servicer under each subservicing agreement.

     The Servicer shall, upon request of the Master Servicer, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

     (b) In the event that the Master Servicer shall for any reason no longer be able to act as successor to the Servicer hereunder (including by reason of an Event of Default relating to the Master Servicer, as successor Servicer), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Servicer (or the Master Servicer, as successor Servicer) pursuant to Section 3.9 hereof or any acts or omissions of any predecessor Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to
Section 2.2 or 2.3 hereof, (iv) responsible for expenses of any Servicer pursuant to Section 2.3 or (v) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.2 hereof.

If the Master Servicer shall for any reason no longer act as successor to the Servicer (including by reason of any Event of Default relating to the Master Servicer, as successor Servicer), the Trustee or its successor shall succeed to any rights and obligations of the Servicer under each subservicing agreement.

     The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

     SECTION 3.5 Collection of Mortgage Loan Payments; Collection Account; Distribution Account.

     (a) The Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of
Section 4.1 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

     (b) The Servicer shall establish and maintain the Collection Account. The Collection Account shall consist of five separate subaccounts, each of which shall relate to a particular Loan Group. No later than two Business Days after receipt, except as otherwise specifically provided herein, the Servicer shall deposit or shall cause to be deposited into the applicable subaccount of the Collection Account the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans in the related Loan Group subsequent to the Cut-off Date (other than in respect of principal and interest due on such Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

         (i) all payments on account of principal on the Mortgage Loans in the related Loan Group, including Principal Prepayments;

         (ii) all payments on account of interest on the Mortgage Loans in the related Loan Group, net of the related Servicing Fee and any Prepayment Interest Excess;

         (iii) all Insurance Proceeds and Liquidation Proceeds in respect of the Mortgage Loans in the related Loan Group, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

         (iv) any amount required to be deposited by the Servicer in respect of the related Loan Group pursuant to Section 3.5(d) in connection with any losses on Permitted Investments;

         (v) any amounts required to be deposited by the Servicer in respect of the related Loan Group pursuant to Section 3.9(b), 3.9(d), and in respect of net monthly rental income from any related REO Property pursuant to Section 3.11 hereof;

         (vi) all Substitution Adjustment Amounts in respect of the related Loan Group;

         (vii) all Advances in respect of the related Loan Group made by the Servicer pursuant to Section 4.1; and

         (viii) any other amounts required to be deposited into the Collection Account hereunder in respect of the related Loan Group.

     In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Servicer shall cause funds to be deposited into the applicable subaccount of the Collection Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the related Net Mortgage Rate on such date.

     The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges, assumption fees or amounts attributable to reimbursements of Advances, if collected, need not be remitted by the Servicer. In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Collection Account to withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Collection Account which describes the amounts deposited in error in the Collection Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.8.

     (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Distribution Account shall consist of five separate subaccounts, each of which shall relate to a particular Loan Group. The Trustee shall, promptly upon receipt, deposit in the applicable subaccount of the Distribution Account and retain therein the following:

         (i) the aggregate amount remitted by the Servicer to the Trustee in respect of a Loan Group pursuant to Section 3.8(a)(ix);

         (ii) any amount deposited by the Servicer pursuant to Section 3.5(d) in connection with any losses on Permitted Investments; and

         (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

     In the event that the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the applicable subaccount of the Distribution Account shall be held by the Trustee in trust for the related Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.8. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Servicer.

     (d) The institution at which the Collection Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, and the institution at which the Distribution Account is maintained shall invest funds as directed by the Servicer in Permitted Investments which in both cases shall mature not later than (i) in the case of the Collection Account, the second Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Remittance Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All Permitted Investments in the Distribution Account shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Collection Account shall be for the benefit of the Servicer as servicing compensation and all income and gain (net of any losses) realized from any such investment of funds on deposit in the Distribution Account shall be for the benefit of the Trustee. The amount of any losses in the Collection Account in respect of any such investments shall promptly be deposited by the Servicer in the Collection Account and the amount of any losses in the Distribution Account in respect of any such investments shall promptly be deposited by the Trustee into the Distribution Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account and made in accordance with this Section 3.5 and the Servicer shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Distribution Account.

     (e) The Servicer shall give notice to the Trustee, the Seller, the Rating Agency and the Depositor of any proposed change of the location of the Collection Account prior to any change thereof. The Trustee shall give notice to the Servicer, the Seller, the Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

     SECTION 3.6 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

     (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

     (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made pursuant to Sections 3.1 hereof (with respect to taxes and assessments and insurance premiums) and 3.9 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.1 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

     (c) The Servicer shall advance any payments referred to in Section 3.6(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     SECTION 3.7 Access to Certain Documentation and Information Regarding the Mortgage Loans.

     The Servicer shall afford the Depositor, the Master Servicer and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

     Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

     SECTION 3.8 Permitted Withdrawals from the Collection Account and Distribution Account.

     (a) The Servicer may from time to time make withdrawals from the applicable subaccount of the Collection Account for the following purposes:

         (i) to the extent not previously retained by the Servicer, to pay to the Servicer the servicing compensation to which it is entitled pursuant to
     Section 3.14, and earnings on or investment income with respect to funds in or credited to the Collection Account as additional servicing compensation;

         (ii) to the extent not previously retained by the Servicer, to reimburse the Servicer for unreimbursed Advances made by it in respect of the related Loan Group, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made or prepayments received on other Mortgage Loans;

         (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made in respect of the related Loan Group;

         (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds in respect of the related Loan Group;

         (v) to reimburse the Servicer for (a) unreimbursed Servicing Advances in respect of the related Loan Group, the Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.1 or Section 3.6 and (b) for unpaid Servicing Fees as provided in Section 3.11 hereof;

         (vi) to pay to the purchaser, with respect to each Mortgage Loan in the related Loan Group or property acquired in respect thereof that has been purchased pursuant to Section 2.2, 2.3 or 3.11, all amounts received thereon after the date of such purchase;

         (vii) to reimburse the Seller, the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.3 hereof;

         (viii) to withdraw any amount deposited in the Collection Account and not required to be deposited therein;

         (ix) on or prior to the Remittance Date, to withdraw an amount equal to the sum of the Available Funds, the Master Servicing Fee and the Custodial Fee for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

         (x) to clear and terminate the Collection Account upon termination of this Agreement pursuant to Section 9.1 hereof.

     The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis and on a Loan Group by Loan Group basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Collection Account pursuant to subclause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous

Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

     (b) The Trustee shall withdraw funds from the applicable subaccount of the Distribution Account for distributions to the related Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may prior to making the distribution pursuant to Section 4.2 from time to time make withdrawals from the Distribution Account for the following purposes:

         (i) to pay to itself the Trustee Fee and the Custodial Fee for the related Distribution Date;

         (ii) to pay to the Master Servicer the remaining Master Servicing Fee for the related Distribution Date, after deduction of the Trustee Fee;

         (iii) to pay to itself earnings on or investment income with respect to funds in the Distribution Account;

         (iv) to withdraw and return to the Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

         (v) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.1 hereof.

     On each Distribution Date, the Trustee shall pay the amounts set forth in clauses (i), (ii) and (iii) above and shall return the amounts specified in clause (iv) above prior to making the distributions to Certificateholders as set forth in Section 4.2.

     SECTION 3.9 Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

     (a) The Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the applicable subaccount of the Collection Account. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.8 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

     (b) In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section, and there shall have been a loss that would have been covered by such policy, deposit in the applicable subaccount of the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

     (c) The Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

     The Servicer shall not be required to maintain any Primary Insurance Policy
(i) with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law.

     The Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Servicer from the related Liquidation Proceeds or as otherwise provided for in Section 3.8 hereof.

     (d) In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Servicer under any Primary Insurance Policies shall be deposited in the applicable subaccount of the Collection Account.

     SECTION 3.10  Enforcement of Due-on-Sale Clauses; Assumption Agreements.

     (a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

     (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.10(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

     SECTION 3.11 Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

     The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Collection Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds or as otherwise provided in Section 3.8 hereof. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is a site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

     With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee an annual statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the applicable subaccount of the Collection Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

     In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to three years after its acquisition by the Trust Fund unless the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Servicer will cause compliance with the provisions of Treasury Regulation
Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

     The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the applicable subaccount of the Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

     The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Advances; third, to reimburse the applicable subaccount of the Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.8(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.14.

     The Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the applicable subaccount of the Collection Account and the Trustee, upon receipt of a certificate from the Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

     Neither the Servicer nor the Trustee shall complete foreclosure proceedings with respect to any Restricted Mortgage Loan for which the related Mortgagor has not been discharged from bankruptcy, or take title to any Restricted Mortgaged Property if, as a result of such foreclosure or taking of title, the aggregate value of the Restricted Mortgaged Properties (computed on the basis of the Stated Principal Balance of such Restricted Mortgage Loan immediately prior to such foreclosure or taking of title) then owned by the Trust Fund would exceed 0.80% of the aggregate of the Stated Principal Balances of the Mortgage Loans as of the preceding Determination Date.

     If at any time the Servicer or the Trustee holds title to Restricted Mortgaged Properties that have an aggregate value (computed on the basis of the Stated Principal Balance of each related Restricted Mortgage Loan immediately prior to the time the Servicer or the Trustee acquired title to the related Restricted Mortgaged Property) that exceeds 0.95% of the aggregate of the Stated Principal Balance of the Mortgage Loans as of the preceding Determination Date, then the Seller shall, on or prior to the next succeeding Remittance Date, purchase or cause the Initial Seller to purchase one or more of such Restricted Mortgaged Properties at a price equal to the Purchase Price for the related Mortgage Loan so that the aggregate value of such Restricted Mortgaged Properties (calculated as specified above) then owned by the Trust Fund after such purchase or purchases does not exceed 0.90% of the then aggregate of the Stated Principal Balances of the Mortgage Loans.

     SECTION 3.12  Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will promptly notify the Trustee by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Servicer, and the Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the applicable subaccount of the Collection Account, in which case the Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

     If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     SECTION 3.13 Documents Records and Funds in Possession of Servicer to be Held for the Trustee.

     Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Collection

Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

     SECTION 3.14  Servicing Compensation.

     As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Collection Account an amount equal to the Servicing Fee for each Mortgage Loan, provided that the aggregate Servicing Fee with respect to any Distribution Date shall be reduced by the amount of any Compensating Interest paid by the Servicer with respect to such Distribution Date.

     Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, modification fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Servicer to the extent not required to be deposited in the Collection Account pursuant to Section 3.5 hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     SECTION 3.15  Access to Certain Documentation.

     The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     SECTION 3.16  Annual Statement as to Compliance.

     The Servicer shall deliver to the Depositor, the Master Servicer and the Trustee on or before 120 days after the end of the Servicer's fiscal year, commencing with its 2000 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to the Rating Agency. The Master Servicer shall be responsible for any costs and/or expenses associated with the Rating Agency's annual review of the Servicer and/or the Master Servicer in connection with the transactions contemplated by this Agreement.

     SECTION 3.17 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

     On or before 120 days after the end of the Servicer's fiscal year, commencing with its 2000 fiscal year, the Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Depositor and the Master Servicer to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans by the Servicer and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.


     SECTION 3.18  Errors and Omissions Insurance; Fidelity Bonds.

     The Servicer shall for so long as it acts as Servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.


                                  ARTICLE IV
                          ADVANCES AND DISTRIBUTIONS

     SECTION 4.1  Advances.

     The Servicer shall determine on or before each Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Servicer determines it is required to make an Advance, it shall, on or before the Servicer Advance Date, either (i) deposit into the applicable subaccount of the Collection Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the applicable subaccount of the Collection Account that any Amount Held for Future Distribution has been used by the Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Servicer by deposit in the applicable subaccount of the Collection Account no later than the close of business on the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the applicable subaccount of the Collection Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.8. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated.

     The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any Advance determined by the Servicer to be a Nonrecoverable Advance and which was deducted from the Advance for such Servicer Advance Date.

     SECTION 4.2  Priorities of Distribution.

     (a) On each Distribution Date, the Trustee shall withdraw the Available Funds for each Certificate Group from the applicable subaccount of the Distribution Account and apply such funds to distributions on the Certificates of the related Certificate Group in the following order and priority and, in each case, to the extent of the Available Funds remaining:

         (i) to the Senior Certificates of each Certificate Group, the Accrued Certificate Interest thereon for such Distribution Date;

         (ii) to the Senior Certificates of each Certificate Group, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates;

         (iii) to the Senior Certificates of each Certificate Group, concurrently, as follows:

               (A) to the Class I-A-R and Class I-A Certificates, in that order, the Senior Principal Distribution Amount for Loan Group 1 for such Distribution Date until the respective Class Principal Balances thereof have been reduced to zero;

               (B) to the Class II-A Certificates, the Senior Principal Distribution Amount for Loan Group 2 for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero;

               (C) to the Class III-A Certificates, the Senior Principal Distribution Amount for Loan Group 3 for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero;

               (D) to the Class IV-A Certificates, the Senior Principal Distribution Amount for Loan Group 4 for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero; and

            (E) to the Class V-A Certificates, the Senior Principal Distribution Amount for Loan Group 5 for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero.

          (iv) to the Class B-1 Certificates of each Certificate Group, concurrently as follows:

            (A) to the Class I-B-1 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Loan Group 1 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero;

            (B) to the Class II-B-1 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date,
          (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Loan Group 2 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero;

            (C) to the Class III-B-1 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date,
          (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Loan Group 3 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero;

            (D) to the Class IV-B-1 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date,
          (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Loan Group 4 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero; and

            (E) to the Class V-B-1 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Loan Group 5 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero.

         (v) to the Class B-2 Certificates of each Certificate Group, concurrently as follows:

            (A) to the Class I-B-2 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution

          Amount for Loan Group 1 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero;

            (B) to the Class II-B-2 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date,
          (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Loan Group 2 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero;

            (C) to the Class III-B-2 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date,
          (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Loan Group 3 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero;

            (D) to the Class IV-B-2 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date,
          (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Loan Group 4 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero; and

            (E) to the Class V-B-2 Certificates in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Class's Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Loan Group 5 for such Distribution Date until the Class Principal Balance thereof has been reduced to zero.

          (vi)  to the D-B-3(1), D-B-3(2), D-B-3(3), D-B-3(4) and D-B-3(5)
     Components of the Class D-B-3 Certificates, concurrently and in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Component's Subordinate Component Percentage of the Subordinate Principal Distribution Amount for Loan Groups 1, 2, 3, 4 and 5 for such Distribution Date, except as provided below, in reduction of the Component Principal Balances thereof until the Component Principal Balances thereof have been reduced to zero;

         (vii)  to the D-B-4(1), D-B-4(2), D-B-4(3), D-B-4(4) and D-B-4(5)
     Components of the Class D-B-4 Certificates, concurrently and in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Component's Subordinate Component Percentage of the Subordinate Principal Distribution Amount for Loan Groups 1, 2, 3, 4 and 5 for such Distribution Date, except as provided below, in reduction of the Component Principal Balances thereof until the Component Principal Balances thereof have been reduced to zero;

         (viii)  to the D-B-5(1), D-B-5(2), D-B-5(3), D-B-5(4) and D-B-5(5)
     Components of the Class D-B-5 Certificates, concurrently and in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Component's Subordinate Component Percentage of the Subordinate Principal Distribution Amount for Loan Groups 1, 2, 3, 4 and 5 for such Distribution Date, except as provided below, in reduction of the Component Principal Balances thereof until the Component Principal Balances thereof have been reduced to zero; and

         (ix)    to the D-B-6(1), D-B-6(2), D-B-6(3), D-B-6(4) and D-B-6(5)
     Components of the Class D-B-6 Certificates, concurrently and in the following order: (1) the Accrued Certificate Interest thereon for such Distribution Date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, and (3) such Component's Subordinate Component Percentage of the Subordinate Principal Distribution Amount for Loan Groups 1, 2, 3, 4 and 5 for such Distribution Date, except as provided below, in reduction of the Component Principal Balances thereof until the Component Principal Balances thereof have been reduced to zero.

     (b) On each Distribution Date, the Trustee shall distribute to the Holders of the Class I-A-R Certificates any Available Funds remaining in the REMIC for such Distribution Date after application of all amounts described in clause (a) of this Section 4.2. Any distributions pursuant to this subsection (b) shall not reduce the Class Principal Balance of the Class I-A-R Certificates.

     (c) If on any Distribution Date the Component Principal Balance of a Component of a Class D-B Certificate has been reduced to zero, the Available Funds with respect to the related Loan Group shall be distributed on such Distribution Date to the remaining Classes of Certificates of the related Certificate Group in order of their priority, such that no such distribution shall be made to any Class of Certificates while a Class of Certificates prior to such Class is outstanding.

     (d) (i) If on any Distribution Date the Subordination Level for any Class B-1 Certificate of a Certificate Group is less than the Original Subordination Level for such Class, then, notwithstanding anything to the contrary in Section 4.2(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Class B-2 Certificates of the related Certificate Group or in respect of the Components of the Class D-B-3, Class D-B-4, Class D-B-5 or Class D-B-6 Certificates for the related Loan Group on such Distribution Date. (ii) If on any Distribution Date the Subordination Level for any Class B-2 Certificate of a Certificate Group is less than the Original Subordination Level for such Class, then, notwithstanding anything to the contrary in Section 4.2(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate

Principal Distribution Amount will be made in respect of the Components of the Class D-B-3, Class D-B-4, Class D-B-5 or Class D-B-6 Certificates for the related Loan Group on such Distribution Date. (iii) If on any Distribution Date the Subordination Level for any Component of the Class D-B-3 Certificates is less than the Original Subordination Level for such Component, then, notwithstanding anything to the contrary in Section 4.2(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Components of the Class D-B-4, Class D-B-5 or Class D-B-6 Certificates for the related Loan Group on such Distribution Date. (iv) If on any Distribution Date the Subordination Level for any Component of the Class D-B-4 Certificates is less than the Original Subordination Level for such Component, then, notwithstanding anything to the contrary in Section 4.2(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Components of the Class D-B-5 or Class D-B-6 Certificates for the related Loan Group on such Distribution Date. (v) If on any Distribution Date the Subordination Level for any Component of the Class B-5 Certificates is less than the Original Subordination Level for such Component, then, notwithstanding anything to the contrary in Section 4.2(a), no distribution of amounts described in clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount will be made in respect of the Components of the Class D-B-6 Certificates for the related Loan Group on such Distribution Date.

     Any amount not distributed in respect of any Class of Certificates (or any Component) on any Distribution Date pursuant to the immediately preceding paragraph will be allocated among the remaining Class of Certificates in the related Certificate Group (or related Components) in proportion to their respective Class Principal Balances (or Component Principal Balances).

     (e) If on any Distribution Date (i) the Class Principal Balance of any Class of Subordinate Certificates is reduced to zero and (ii) amounts distributable to such Class of Subordinate Certificates pursuant to clauses (ii) and (iii) of the definition of Subordinate Principal Distribution Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to Section 4.2(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Certificates in the related Certificate Group in order of their priority, such that no such distribution shall be made to any Class of Certificates while a Class of Certificates prior to such Class is outstanding.

     SECTION 4.3  Method of Distribution.

     (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

     (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the

Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

     (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a Holder of a Residual Certificate until such determination can be made.

     SECTION 4.4  Allocation of Losses.

     (a) On or prior to each Determination Date, the Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

     (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) with respect to a Loan Group shall be allocated as follows:

         first, to the related Component of the Class D-B-6 Certificates until the Component Principal Balance thereof has been reduced to zero;

         second, to the related Component of the Class D-B-5 Certificates until the Component Principal Balance thereof has been reduced to zero;

         third, to the related Component of the Class D-B-4 Certificates until the Component Principal Balance thereof has been reduced to zero;

         fourth, to the related Component of the Class D-B-3 Certificates until the Component Principal Balance thereof has been reduced to zero;

         fifth, to the Class B-2 Certificates of the related Certificate Group until the Class Principal Balance thereof has been reduced to zero;

         sixth, to the Class B-1 Certificates of the related Certificate Group until the Class Principal Balance thereof has been reduced to zero;

         seventh, to the Class A Certificates of the related Certificate Group, until the Class Principal Balance thereof has been reduced to zero.

     (c) With respect to any Distribution Date, the principal portion of any Excess Loss with respect to a Loan Group shall be allocated to each Class of Certificates (or Components) in the related Certificate Group, pro rata, based on the respective Class Principal Balances (or Component Principal Balances) thereof.

     (d) Any Realized Losses allocated to a Class of Certificates pursuant to
Section 4.4(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balances (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Component) on the related Distribution Date in accordance with Section 4.4(e).

     (e) Realized Losses allocated in accordance with this Section 4.4 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

     (f) On each Distribution Date, the Trustee shall calculate the Writedown Amount for such Distribution Date. On each Distribution Date, the Writedown Amount for such date shall effect, without duplication of any other provision in this Section 4.4 that provides for a reduction in the Class Principal Balance (or Component Principal Balance) of a Class of Subordinate Certificates (or the related Components), a corresponding reduction in the Class Principal Balance (or Component Principal Balance) of the most subordinate Class of Subordinate Certificates (or related Components) outstanding, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

     (g) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates, and, if applicable, one or more Components, each outstanding Class or Component to which any portion of such Realized Loss had previously been allocated shall be entitled to receive, on the Distribution Date in the month following the month in which such recovery is received, its pro rata share (based on the Class Principal Balance or Component Principal Balance thereof) of such recovery, up to the amount of the portion of such Realized Loss previously allocated to such Class. In the event that the total amount of such recovery exceeds the amount of Realized Loss allocated to the outstanding Classes in accordance with the preceding provisions, each outstanding Class of Certificates or Component shall be entitled to receive its pro rata share of the amount of such excess, up to the amount of any unrecovered Realized Loss previously allocated to such Class or Component. Any such recovery allocated to a Class of Certificates shall not further reduce the Certificate Principal Balance of such Certificate. Any such amounts not otherwise allocated to any Class of Certificates, pursuant to this subsection shall be treated as Principal Prepayments for purposes of this Agreement.

     (h) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates (or Components) to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances (or Component Principal Balances) of all the Certificates (or Components) as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation, the "Loss Allocation Limitation").

     SECTION 4.5   Monthly Statements to Certificateholders.

     (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, the Servicer, the Master Servicer, the Depositor and the Rating Agency a statement setting forth with respect to the related distribution and may post such statement on its website located at "www.mbsreporting.com":

          (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

          (ii) the amount thereof allocable to interest, the amount of any Compensating Interest included in such distribution and any remaining Net Interest Shortfalls after giving effect to such distribution;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv) the Class Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the Component Principal Balance of each Component after giving effect to the distribution of principal on such Distribution Date;

          (vi) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group for the following Distribution Date;

          (vii) the Senior Percentage, the Subordinate Percentage, the Subordinate Class Percentage and the Subordinate Component Percentage for the following Distribution Date;

          (viii) the amount of the Servicing Fees paid to or retained by the Servicer with respect to such Distribution Date;

          (ix) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (x) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances for the related Loan Group outstanding as of the close of business on such Distribution Date;

          (xi) the number and aggregate principal amounts of Mortgage Loans in the related Loan Group that are (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and
     (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days
     (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xii) with respect to any Mortgage Loan in the related Loan Group that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xiii) the total number and principal balance of any REO Properties (and market value, if available) with respect to the related Loan Group as of the close of business on the Determination Date preceding such Distribution Date;

          (xiv) the Senior Prepayment Percentage for the related Certificate Group for the following Distribution Date;

          (xv) the aggregate amount of Realized Losses incurred in respect of the related Loan Group during the preceding calendar month;

          (xvi) the cumulative amount of Realized Losses applied in reduction of the principal balance of such Class of Certificates since the Closing Date;

          (xvii) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount with respect to the related Loan Group, in each case as of the related Determination Date;

          (xviii) the Subordination Level for the related Components for such Distribution Date; and

          (xix)   the Writedown Amount, if any, for such Distribution Date.

     (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Servicer.

     (c) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule IV hereto.

     (d) Within a reasonable period of time (consistent with applicable law) after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and
(a)(viii) of this Section 4.5, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder, so that such Certificateholder may use such information in connection with the preparation of its annual income tax return for such calendar year. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE V
                               THE CERTIFICATES

     SECTION 5.1  The Certificates.

     The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount) and aggregate denominations per Class set forth in the "Preliminary Statement".

     Subject to Section 9.2 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Principal Balance of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

     The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

     SECTION 5.2 Certificate Register; Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall maintain, or cause to be maintained at an office in accordance with the provisions of Section 5.6 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

     (b) No transfer of a Private Subordinate Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Subordinate Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Subordinate Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Seller, the Master Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Subordinate Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement, nor using the assets of any such plan or arrangement to effect such transfer, (ii) in the case of a Subordinate Certificate or a Residual Certificate, if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Subordinate Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.2(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

     (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.2(c) shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.2(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.2(b) and this
     Section 5.2(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

     The restrictions on Transfers of a Residual Certificate set forth in this
Section 5.2(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Servicer, to the effect that the elimination of such restrictions will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

     (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.2 in connection with transfer shall be at the expense of the parties to such transfers.

     (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Class Principal Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Depositor, the Master Servicer, the Servicer or the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

     SECTION 5.3  Mutilated, Destroyed, Lost or Stolen Certificates.

     If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer, the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.3, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.3 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.4  Persons Deemed Owners.

     Each of the Master Servicer, the Servicer, the Trustee and their respective agents may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Master Servicer, the Servicer, the Trustee or any of their respective agents shall be affected by any notice to the contrary.

     SECTION 5.5  Access to List of Certificateholders' Names and Addresses.

     If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor, the Master Servicer or the Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer, the Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 5.6  Maintenance of Office or Agency.

     The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI
              THE DEPOSITOR, THE MASTER SERVICER AND THE SERVICER

     SECTION 6.1 Respective Liabilities of the Depositor, the Master Servicer and the Servicer.

     Each of the Depositor, the Master Servicer and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

     SECTION 6.2 Merger or Consolidation of the Depositor, the Master Servicer or the Servicer.

     Each of the Depositor, the Master Servicer and the Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor, the Master Servicer or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Servicer shall be a party, or any person succeeding to the business of the Depositor, the Master Servicer or the Servicer, shall be the successor of the Depositor, the Master Servicer or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer and/or the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

     SECTION 6.3 Limitation on Liability of the Depositor, the Seller, the Master Servicer, the Servicer and Others.

     None of the Depositor, the Seller, the Master Servicer, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller, the Master Servicer or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Master Servicer, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Master Servicer, the Servicer and any director, officer, employee or agent of the Depositor, the Seller, the Master Servicer or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer, the Servicer and any director, officer, employee or agent of the Depositor, the Seller, the Master Servicer or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller, the Master Servicer or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller, the Master Servicer or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, the Master Servicer and the Servicer shall be entitled to be reimbursed therefor out of the applicable subaccount of the Collection Account.

     SECTION 6.4  Limitation on Resignation of Servicer.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor Servicer and receipt by the Trustee of a letter from the Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder.


                                  ARTICLE VII
                                    DEFAULT

     SECTION 7.1  Events of Default.

     "Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Servicer to deposit in the applicable subaccount of the Collection Account or remit to the Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

          (ii) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, which failure materially affects the rights of Certificateholders, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the

     Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

          (iv) the Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

          (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     If an Event of Default described in clauses (i) to (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 66 2/3% of the Voting Rights evidenced by the Certificates, the Trustee shall by notice in writing to the Servicer (with a copy to the Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Servicer of such written notice, all authority and power of the Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer. The Master Servicer, in its capacity as successor to the Servicer, shall thereupon make any Advance which the Servicer failed to make in accordance with
Section 4.1 hereof. The Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed to the Trustee pursuant to
Section 8.5. The Servicer agrees to cooperate with the Master Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Collection Account, or thereafter be received with respect to the Mortgage Loans. All expenses incurred in the transferring of the servicing duties from a Servicer to a successor Servicer shall be paid by the Servicer, and if not paid by the Servicer, shall be paid from amounts on deposit in the Collection Account.

     Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.8(a)(i) through (viii),and any other amounts payable to such Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

     SECTION 7.2  Master Servicer or Trustee to Act; Appointment of Successor.

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.1 hereof, the Master Servicer shall, subject to and to the extent provided in Section 3.4, be the successor to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section
4.1. As compensation therefor, the Master Servicer shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Collection Account or Distribution Account if the Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Master Servicer has become the successor to the Servicer in accordance with Section 7.1 hereof, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section
4.1 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by the Rating Agency as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to the Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $10,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Master Servicer and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 6.3 hereof incurred prior to termination of the Servicer under Section 7.1), with like effect as if originally named as a party to this Agreement; and provided further that the Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to the Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to Section 3.4 hereof, act in such capacity as provided above. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee permitted the Servicer hereunder. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     (b) On and after the time the Master Servicer, as successor to the Servicer, receives a notice of termination pursuant to Section 7.1 hereof, or if the Master Servicer is unable to act as successor to the Servicer pursuant to subsection (a) above and the Master Servicer has not appointed a successor Servicer as required pursuant to Subsection (a) above, the Trustee shall, subject to and to the extent provided in Section 3.4, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to
Section 4.1. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Collection Account or Distribution Account if the Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with Section 7.1 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.1 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by the Rating Agency as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to the Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $10,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Master Servicer and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 6.3 hereof incurred prior to termination of the Servicer under Section 7.1), with like effect as if originally named as a party to this Agreement; and provided further that the Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.4 hereof, act in such capacity as provided above. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     (c) Any successor to the Servicer as Servicer hereunder shall give notice to the Mortgagors of such change of Servicer and shall, during the term of its service as Servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 3.18.

     SECTION 7.3  Notification to Certificateholders.

     (a) Upon any termination of or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to the Rating Agency.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.


                                  ARTICLE VII
                            CONCERNING THE TRUSTEE

     SECTION 8.1  Duties of Trustee.

     The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trustee has actual knowledge has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) unless an Event of Default of which a Responsible Officer of the Trustee has actual knowledge shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement;

          (iv) the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer; and

          (v) without limiting the generality of this Section 8.1, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or deposit or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the applicable subaccount of the Distribution Account (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

     SECTION 8.2  Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 8.1:

          (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action. To the extent the Servicer provides the documentation initially, the reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the Servicer's own funds.

          (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of such agent, accountant or attorney appointed by the Trustee with due care;

          (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

          (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as specified in Section 3.5(d));

          (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof and in the absence of such notice, the Trustee may conclusively assume that there is no Event of Default;

          (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

          (x) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

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          (xi)  the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

     SECTION 8.3  Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor, the Master Servicer or the Servicer of any funds paid to the Depositor, the Master Servicer or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor, the Master Servicer or the Servicer.

     SECTION 8.4  Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

     SECTION 8.5  Trustee's Fees and Expenses.

     The Trustee, prior to making the distributions pursuant to Section 4.2 hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date as compensation for its activities hereunder. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax information provided annually by the Servicer for the Mortgagors. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Servicer covenants and agrees, except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel incurred in connection with this Agreement or the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate registrar, Tax Matters Person or paying agent hereunder or for any other expenses.

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

     SECTION 8.6  Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause the Rating Agency to reduce the then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.6 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.7 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Servicer other than the Trustee in its role as successor to the Servicer.

     SECTION 8.7  Resignation and Removal of Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Seller, the Master Servicer, the Servicer and the Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.8, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.8 meeting the qualifications set forth in Section 8.6. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.6 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor, the Master Servicer or the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to each of the Depositor, the Master Servicer and the Servicer and one copy to the successor trustee.

     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee to the Servicer, one complete set to the

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

Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to the Rating Agency by the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.7 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.8 hereof.

     SECTION 8.8  Successor Trustee.

     Any successor trustee appointed as provided in Section 8.7 hereof shall execute, acknowledge and deliver to the Depositor, the Master Servicer, the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The Depositor, the Master Servicer, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

     No successor trustee shall accept appointment as provided in this Section
8.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.6 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.8, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     SECTION 8.9  Merger or Consolidation of Trustee.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.6 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10  Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.8.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i)   To the extent necessary to effectuate the purposes of this
     Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

          (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (iv) The Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer, the Master Servicer and the Depositor.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 8.11  Tax Matters.

     It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the "Preliminary Statement", shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the prepayment assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Non-Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (h) pay, from the sources specified in the last paragraph of this
Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to any such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of any such REMIC in relation to any tax matter or controversy involving it; provided, however, that the Trustee shall be entitled to reimbursement from the Distribution Account for the cost of the items referenced in this subsection
(k).

     In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten
(10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement which breach was caused by its negligence or willful misconduct,
(ii) the Servicer, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, (iii) the Master Servicer, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement,(iv) the Seller, if any such tax arises out of or results from the Seller's obligation to cause the Initial Seller to repurchase a Mortgage Loan pursuant to Section 2.2 or 2.3 or (v) in all other cases, or in the event that the Trustee, the Servicer, the Master Servicer or the Seller fails to honor its obligations under the preceding clauses (i), (ii), (iii) or (iv), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.8(b).

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

     SECTION 8.12  Periodic Filings.

     Pursuant to written instructions from the Depositor, the Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934 in conformity with the terms of the "no-action" relief granted by the SEC to issuers of asset-backed securities such as the Certificates. In connection with the preparation and filing of such periodic reports, the Depositor and the Servicer shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. In addition, the Trustee shall submit to Bloomberg the information included in each Monthly Statement prepared pursuant to Section 4.5 for dissemination through Bloomberg's securities information reporting service.

                                  ARTICLE IX
                                  TERMINATION

     SECTION 9.1  Termination upon Liquidation or Purchase of all Mortgage
Loans.

     Subject to Section 9.3, the obligations and responsibilities of the Depositor, the Seller, the Master Servicer, the Servicer and the Trustee created hereby shall terminate upon the earlier of (a) the purchase by the Servicer of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan plus one month's accrued interest thereon at the applicable Net Mortgage Rate and (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Servicer at the expense of the Servicer and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof, and (ii) the Latest Possible Maturity Date. The right to purchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Pool Principal Balance, at the time of any such repurchase, aggregating less than ten percent of the Cut-off Date Pool Principal Balance.

     SECTION 9.2  Final Distribution on the Certificates.

     If on any Determination Date, the Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Servicer shall direct the Trustee promptly to send a final distribution notice to each

Certificateholder. If the Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.1, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Servicer shall notify the Depositor, the Master Servicer and the Trustee of the date the Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

     Notice of any termination of the Trust Fund, specifying the Distribution Date on which the related Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to such Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Servicer will give such notice to the Rating Agency at the time such notice is given to Certificateholders.

     In the event such notice is given, the Servicer shall cause all funds in the Collection Account to be remitted to the Trustee for deposit in the applicable subaccounts of the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Servicer the Mortgage Files for the related Mortgage Loans.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in the order set forth in Section 4.2 hereof, on the final Distribution Date, in the case of the Certificateholders, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Class Principal Balance thereof plus accrued interest thereon, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

     In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Holders of the Residual Certificates shall be entitled to all unclaimed funds and other assets of the Trust Fund, held for distribution to such Certificateholders, which remain subject hereto.

     SECTION 9.3  Additional Termination Requirements.

     (a) In the event the Servicer exercises its purchase option as provided in
Section 9.1, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 9.3 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in section 860F of the Code on any REMIC created hereunder, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 9.2, the Servicer shall prepare and the Trustee, at the expense of the "Tax Matters Person," shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

          (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash in accordance with Section 9.1.

     (b) The Trustee as agent for any REMIC established hereunder hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Servicer, and the receipt of the Opinion of Counsel referred to in
Section 9.3(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Servicer.

     (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.


                                   ARTICLE X
                           MISCELLANEOUS PROVISIONS

     SECTION 10.1  Amendment.

     This Agreement may be amended from time to time by the Depositor, the Seller, the Master Servicer, the Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Seller, the Master Servicer or the Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clauses (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust
Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Master Servicer or the Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to
(i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

     This Agreement may also be amended from time to time by the Depositor, the Seller, the Master Servicer, the Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66%, or
(iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and the Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this
Section 10.1.

     SECTION 10.2  Recordation of Agreement; Counterparts.

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense, but only upon direction a majority of the Certificateholders to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 10.3  Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 10.4  Intention of Parties.

     (a) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Depositor be, and be construed as, absolute sales thereof to the Trust. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof by the Seller to the Depositor. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and
(ii) the conveyance of the Mortgage Loans provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Depositor, for the benefit of the Certificateholders, of a security interest in all of the Mortgage Loans, whether now owned or hereafter acquired.

     The Seller, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Servicer shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Depositor for the benefit of the Certificateholders. Prior to the issuance of the Certificates, the Trustee shall hold the related Mortgage Files in trust for the exclusive use and benefit of the Depositor. Upon and at all times after the issuance of the Certificates, the Trustee shall hold the related Mortgage Files in trust for the exclusive use and benefit of all present and future Certificateholders.

     (b) It is the express intent of the parties hereto that the conveyance of the Trust Fund by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and
(ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

     The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Servicer shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

     SECTION 10.5  Notices.

     (a) The Trustee shall use its best efforts to promptly provide notice to the Rating Agency with respect to each of the following of which it has actual knowledge:

     1.  Any material change or amendment to this Agreement;
     2.  The occurrence of any Event of Default that has not been cured;
     3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;
     4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.3; and
     5.  The final payment to Certificateholders.

     In addition, the Trustee shall promptly furnish to the Rating Agency copies of the following:

     1.  Each report to Certificateholders described in Section 4.5;
     2.  Each annual statement as to compliance described in Section 3.16;
     3. Each annual independent public accountants' servicing report described in Section 3.17; and

     4.  Any notice of a purchase of a Mortgage Loan pursuant to Section 2.2,
         2.3 or 3.11.

     (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, First Horizon Asset Securities Inc., 4000 Horizon Way, Irving, Texas 75063, Attention: Wade Walker or such other address as the Depositor may hereafter furnish in writing to the Seller, the Master Servicer, the Servicer and the Trustee; (b) in the case of the Seller, First Tennessee Bank National Association, 845 Crossover Lane, Suite 150, Memphis, Tennessee 38117, Attention:
R. Davis Howe, with a copy to First Tennessee National Corporation, 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Clyde A. Billings, Jr., Esq. or such other address as the Seller may hereafter furnish in writing to the Depositor, the Master Servicer, the Servicer and the Trustee; (c) in the case of the Servicer, The Huntington Mortgage Company, 7575 Huntington Park Drive, Columbus, Ohio 43235, Attention: Kristine J. Tikson, with a copy to The Huntington National Bank, 41 South High St., Columbus, Ohio 43287, Attention:
Legal Department, or such other address as the Servicer may hereafter furnish in writing to the Depositor, the Seller, the Master Servicer and the Trustee; (d) in the case of the Master Servicer, First Horizon Home Loan Corporation, 4000 Horizon Way, Irving, Texas 75063, Attention: Wade Walker or such other address as the Master Servicer may hereafter furnish in writing to the Depositor, the Seller, the Servicer and the Trustee; (e) in the case of the Trustee, The Bank of New York, 101 Barclay Street 12E, New York, New York 10286, Attention:
Courtney Bartholomew, or such other address as the Trustee may hereafter furnish in writing to the Depositor, the Seller, the Master Servicer or the Servicer; and (f) in the case of the Rating Agency, the address specified therefor in the definition corresponding to the name of the Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

     SECTION 10.6  Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 10.7  Assignment.

     Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by any party without the prior written consent of the other parties.

     SECTION 10.8  Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.8, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 10.9  Inspection and Audit Rights.

     The Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.9 shall be borne by the party requesting such inspection.

     SECTION 10.10  Certificates Nonassessable and Fully Paid.

     It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                                  * * * * * *

     IN WITNESS WHEREOF, the Depositor, the Trustee, the Seller, the Master Servicer and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              FIRST HORIZON ASSET SECURITIES INC.,
                                    as Depositor


                              By:
                                 -------------------------------------------
                              Name:  Wade Walker
                              Title:  Senior Vice President - Asset
                                      Securitization

                              THE BANK OF NEW YORK,
                                    as Trustee


                              By:
                                 -------------------------------------------
                              Name:  Diane Pickett
                              Title:   Vice President

                              FIRST TENNESSEE BANK NATIONAL  ASSOCIATION, as
                              Seller

                              By:
                                 -------------------------------------------
                              Name:  Jim Hughes
                              Title:  President, First Tennessee Capital Markets

                              FIRST HORIZON HOME LOAN CORPORATION,
                                    as Master Servicer

                              By:
                                 -------------------------------------------
                              Name:  Wade Walker
                              Title:  Senior Vice President - Asset
                                      Securitization

                                 THE HUNTINGTON MORTGAGE COMPANY,
                                    as Servicer

                              By:
                                 -------------------------------------------
                              Name:  Thomas J. Finnegan, III
                              Title:  President



Pooling and Servicing Agreement - Signature Page